CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated August 21, 2009, relating to the financial statements and financial highlights of the Van Kampen American Value Fund, Van Kampen Emerging Markets Fund, Van Kampen Global Equity Allocation Fund, and the Van Kampen Global Franchise Fund, and to the references to us under the headings “Financial Highlights” in the Prospectuses for the above mentioned Funds and “Independent Registered Public Accounting Firm” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information for Van Kampen Series Trust both of which are incorporated by reference of such Registration Statement. We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus in the Registration Statement on Form N-14.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois January 6, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated December 21, 2009, relating to the financial statements and financial highlights of the Van Kampen Global Bond Fund and the Van Kampen Global Tactical Asset Allocation Fund, and to the reference to us under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information for the Van Kampen Trust II which is also incorporated by reference of such Registration Statement. We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus in the Registration Statement on Form N-14.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois January 6, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated April 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our reports each dated February 25, 2009, relating to the financial statements and financial highlights of Morgan Stanley California Tax-Free Income Fund and Morgan Stanley New York Tax-Free Income Fund for the year ended December 31, 2008.
We also consent to references to us on the cover page of the Statements of Additional Information dated April 30, 2009 and under the captions “Financial Highlights” in the Prospectuses dated April 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated April 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated February 26, 2009, relating to the financial statements and financial highlights of Morgan Stanley Tax-Exempt Securities Trust for the year ended December 31, 2008.
We also consent to references to us on the cover page of the Statement of Additional Information dated April 30, 2009 and under the captions “Financial Highlights” in the Prospectus dated April 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated May 29, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated March 27, 2009, relating to the financial statements and financial highlights of Morgan Stanley Balanced Fund for the year ended January 31, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated May 29, 2009 and under the captions “Financial Highlights” in the Prospectus dated May 29, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated June 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our reports each dated April 23, 2009, relating to the financial statements and financial highlights of Morgan Stanley Dividend Growth Securities Inc and Morgan Stanley Natural Resource Development Securities Inc for the year ended February 28, 2009.
We also consent to references to us on the cover page of the Statements of Additional Information dated June 30, 2009 and under the captions “Financial Highlights” in the Prospectuses dated June 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated July 31, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated May 26, 2009, relating to the financial statements and financial highlights of Morgan Stanley Technology Fund for the year ended March 31, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated July 31, 2009 and under the captions “Financial Highlights” in the Prospectus dated July 31, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated July 31, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated May 27, 2009, relating to the financial statements and financial highlights of Morgan Stanley Global Dividend Growth Securities for the year ended March 31, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated July 31, 2009 and under the captions “Financial Highlights” in the Prospectus dated July 31, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated August 31, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated June 25, 2009, relating to the financial statements and financial highlights of Morgan Stanley Small-Mid Special Value Fund for the year ended April 30, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated August 31, 2009 and under the captions “Financial Highlights” in the Prospectus dated August 31, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated September 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated July 24, 2009, relating to the financial statements and financial highlights of Morgan Stanley Global Advantage Fund for the year ended May 31, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated September 30, 2009 and under the captions “Financial Highlights” in the Prospectus dated September 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated October 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated August 24, 2009, relating to the financial statements and financial highlights of Morgan Stanley Equally-Weighted S&P 500 Fund for the year ended June 30, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated October 30, 2009 and under the captions “Financial Highlights” in the Prospectus dated October 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated November 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our reports each dated September 25, 2009, relating to the financial statements and financial highlights of Morgan Stanley Special Value Fund, Morgan Stanley Alternative Opportunities Fund and Morgan Stanley Health Sciences Trust for the year ended July 31, 2009.
We also consent to references to us on the cover page of the Statements of Additional Information dated November 30, 2009 and under the captions “Financial Highlights” in the Prospectuses dated November 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated November 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated September 29, 2009, relating to the financial statements and financial highlights of Morgan Stanley Commodities Alpha Fund for the year ended July 31, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated November 30, 2009 and under the captions “Financial Highlights” in the Prospectus dated November 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated December 31, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our reports each dated October 27, 2009, relating to the financial statements and financial highlights of Morgan Stanley S&P 500 Index Fund and Morgan Stanley Mid-Cap Value Fund for the year ended August 31, 2009.
We also consent to references to us on the cover page of the Statements of Additional Information dated December 31, 2009 and under the captions “Financial Highlights” in the Prospectuses dated December 31, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated December 31, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our report dated October 29, 2009, relating to the financial statements and financial highlights of Morgan Stanley High Yield Securities Inc. for the year ended August 31, 2009.
We also consent to references to us on the cover page of the Statement of Additional Information dated December 31, 2009 and under the captions “Financial Highlights” in the Prospectus dated December 31, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated January 30, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our reports each dated November 25, 2008, relating to the financial statements and financial highlights of Morgan Stanley Convertible Securities Trust, Morgan Stanley Value Fund, and Morgan Stanley Fundamental Value Fund for the year ended September 30, 2008.
We also consent to references to us on the cover page of the Statements of Additional Information dated January 30, 2009 and under the captions “Financial Highlights” in the Prospectuses dated January 30, 2009 and “Other Service Providers — Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Statement of Additional Information of Morgan Stanley Funds dated February 27, 2009, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series, of our reports each dated December 26, 2008, relating to the financial statements and financial highlights of Morgan Stanley FX Series Funds, comprising The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio and Morgan Stanley Pacific Growth Fund Inc. for the year ended October 31, 2008.
We also consent to references to us on the cover page of the Statements of Additional Information dated February 27, 2009 and under the captions “Financial Highlights” in the Prospectuses dated February 27, 2009 and “Other Service Providers - Custodian and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
We also consent to the reference to us under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement on Form N-14 of AIM Growth Series.
/s/ DELOITTE & TOUCHE LLP
New York, New York
January 8, 2010